UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 15, 2003

FLEETWOOD ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-07699	95-1948322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3125 Myers Street, Riverside, California		92503-5527
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (909) 351-3500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events and Required FD Disclosure.

The following information and the exhibits relating thereto are furnished pursuant to Item 5 of this Current Report on Form 8-K:

On December 15, 2003, Fleetwood Enterprises, Inc. (the “Company”) issued a press release announcing its intention to offer, subject to market conditions, $80 million aggregate principal amount of convertible senior subordinated debentures due 2023 through an offering to qualified institutional buyers.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On December 17, 2003, the Company issued a press release announcing the pricing of its offering of $80 million aggregate principal amount of 5.00% Convertible Senior Subordinated Debentures due 2023, to qualified institutional buyers pursuant to Rule 144A of the Securities Act of 1933.  A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)                                  Exhibits:

The following exhibits are filed with this report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press release of Fleetwood Enterprises, Inc. dated December 15, 2003.

99.2	Press release of Fleetwood Enterprises, Inc. dated December 17, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2003

FLEETWOOD ENTERPRISES, INC.

	By:	/s/ Leonard J. McGill
	Name:	Leonard J. McGill
	Its:	Senior Vice President – Corporate Finance, Chief Governance Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release of Fleetwood Enterprises, Inc. dated December 15, 2003.

99.2	Press release of Fleetwood Enterprises, Inc. dated December 17, 2003.